UNTIED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

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     14a-6(e)(2))
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                            ExpressJet Holdings, Inc.
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                (Name of Registrant as Specified In Its Charter)

                              Hayman Advisors, L.P.
                           Hayman Investments, L.L.C.
                        Hayman Capital Master Fund, L.P.
                                  J. Kyle Bass
                                   Andrew Jent
                                 William Loftus
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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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     On February 20, 2008, Hayman Advisors, L.P. ("Hayman Advisors"), Hayman
Investments, L.L.C. ("Hayman Investments") and J. Kyle Bass (together with Hayman Advisors and Hayman Investments, the "Reporting Persons") filed with the Securities and Exchange Commission (the "SEC") a second amendment to their
Schedule 13D ("Amendment No. 2") with respect to ExpressJet Holdings, Inc., a Delaware corporation (the "Company"), to disclose (i) the Reporting Persons' intention to nominate Andrew Jent and William Loftus to stand for election at the Company's 2008 annual meeting of shareholders which is scheduled to be held on May 22, 2008, (ii) a letter sent to the Company, requesting inclusion of the shares of the common stock, par value $.01, of the Company beneficially owned by the Reporting Persons on the Foreign Stock Record maintained by the Company to register voting stock held by non-U.S. citizens and (iii) the text of the Company's email response confirming the inclusion of such shares on the Foreign Stock Record of the Company. The foregoing description of Amendment No. 2 is qualified in its entirety by the complete text of such Amendment No. 2, which is attached hereto as Exhibit 1, and is incorporated herein by reference.

     ***

     Exhibits
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     Exhibit 1  --  Amendment No. 2 to Schedule 13D of Hayman Advisors, L.P.,
                    Hayman Investments, L.L.C. and J. Kyle Bass, filed with the SEC on February 20, 200.